UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 5, 2024

Ventyx Biosciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40928	83-2996852
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12790 El Camino Real., Suite 200

San Diego, CA 92130

(Address of principal executive offices, including zip code)

(760) 593-4832

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $0.0001 par value per share	VTYX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

We held our Annual Meeting of Stockholders (“Annual Meeting”) on June 5, 2024. Of the 70,499,201 shares of our common stock outstanding as of April 11, 2024, 57,410,137 shares of common stock were represented, either by attending the virtual annual meeting or by proxy, constituting, of the shares entitled to vote, approximately 81.4% of the outstanding shares of common stock. The matters voted on at the Annual Meeting and the votes cast with respect to each such matter are set forth below.

1.

Election of Two Class III Directors. The following nominees were re-elected by the holders of our common stock to serve as our Class III directors to hold office until our 2027 annual meeting of stockholders and until their successors have been duly elected and qualified:

Nominee	For	Withhold	Broker Non-Votes
Onaiza Cadoret-Manier, M.B.A.	32,008,430	10,875,159	14,526,548
Allison Hulme, Ph.D.	42,643,275	250,371	14,516,491

2.

Advisory Vote on Executive Compensation. The “say-on-pay” proposal regarding the compensation of our named executive officers as described on page 21 of the Proxy Statement was approved, on an advisory basis.

For	Against	Abstain	Broker Non-Votes
32,870,217	10,004,898	18,529	14,516,493

3.

Frequency of Future Advisory Votes on Executive Compensation. The proposal was approved, on an advisory basis, of the board of directors recommendation that the advisory vote on the compensation of our named executive officers be submitted to our stockholders every one year as discussed in page 23 of the Proxy Statement.

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
42,851,733	5,984	23,307	12,621	14,516,492

In accordance with the voting results for this proposal, we have determined to hold future advisory votes on the compensation of our named executive officers every year. The next required advisory vote on the frequency of future advisory votes regarding the compensation of our named executive officers will take place no later than our 2030 annual meeting of stockholders.

4.

Ratification of Appointment of Independent Registered Public Accounting Firm. The appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024 was ratified based on the following results of voting:

For	Against	Abstain	Broker Non-Votes
56,542,563	119,328	748,246	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VENTYX BIOSCIENCES, INC.

By:	/s/ Raju Mohan
Raju Mohan, Ph.D.
Chief Executive Officer

Date: June 6, 2024